Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of PolyMedix, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2008	By: /s/ Nicholas Landekic
Date	Nicholas Landekic
President & Chief Executive Officer

August 7, 2008	By: /s/ Edward F. Smith
Date	Edward F. Smith
Vice President, Finance &
Chief Financial Officer (Principal Financial and
Accounting Officer)

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